                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                                June 26, 1998
        -------------------------------------------------------------
              Date of Report (Date of earliest event reported)



                        Salton/Maxim Housewares, Inc.
        -------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




          Delaware                    0-19557                   36-3777824
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)





         550 Business Center Drive, Mount Prospect, Illinois  60056
        -------------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)



                               (708) 803-4600
                       -------------------------------
                       (Registrant's telephone number)

ITEM 5.    OTHER EVENTS.

     On June 26, 1998, Salton/Maxim Housewares, Inc. (the "Registrant") announced that it has given written notice to Windmere-Durable Holdings, Inc. ("Windmere"), which holds approximately 50% of the Registrant, of its intention to purchase 6,535,072 shares of the Registrant held by Windmere in accordance with the previous disclosed agreement between the parties. A copy of the Registrant's press release, dated June 26, 1998, is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.        Description
-----------        -----------

99.1               Press Release of Salton/Maxim Housewares, Inc., issued
                   June 26, 1998.

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SALTON/MAXIM HOUSEWARES, INC.


                                      /s/ WILLIAM B. RUE
                                      -------------------------
                                      William B. Rue
Dated: June 26, 1998                  Senior Vice President and
                                      Chief Operating Officer

                                 EXHIBIT INDEX



Exhibit No.                            Description
-----------                            -----------

   99.1       Press Release of Salton/Maxim Housewares, Inc., issued June 26,
              1998.